PIGGYBACK REGISTRATION RIGHTS AGREEMENT

THIS AGREEMENT made the ______ day of August, 2007.

BETWEEN:

COUNTERPATH SOLUTIONS, INC., of Suite 300, One Bentall Centre, 505 Burrard Street, Vancouver, British Columbia, Canada, V7X 1M3

(the “Company”)

AND:

Each of the Persons Executing this Agreement

(each a “Shareholder” and collectively, the “Shareholders”)

WHEREAS:

A.                         Pursuant to a Plan of Arrangement, the Company acquired, directly or indirectly, all of the outstanding voting securities of NewHeights Software Corporation (“NewHeights”);

B.                          As part of the Plan of Arrangement, certain shareholders of NewHeights who were Canadian residents disposed of their common shares in NewHeights in exchange for exchangeable preferred shares (the “Exchangeable Shares”) of 6789722 Canada Inc., a subsidiary of the Company;

C.                          The holders of the Exchangeable Shares, including the Shareholders, are entitled, at their election, to exchange their Exchangeable Shares for shares of common stock of the Company on a one-for-one basis, subject to adjustment; and

D.                         The Company wishes to provide certain registration rights to the holders of the Exchangeable Shares, including the Shareholders, on the terms and conditions of this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that for good and valuable consideration the parties agree as follows:

1.	Piggyback Registration Rights

1.1          If the Company determines to proceed with the preparation and filing with the Securities and Exchange Commission (the “SEC”) of a registration statement (the "Registration Statement") relating to an offering for its own account or the account of others under the United States Securities Act of 1933, as amended (the “1933 Act”), of any shares of its common stock, other than on Form S-4 or Form S-8 (each as promulgated under the 1933 Act) or its then equivalents relating to equity securities issuable in connection with stock options or other employee benefit plans, the Company shall send to the Shareholder written notice of such determination and, if within thirty (30) days after receipt of such notice, the Shareholder shall so request in writing, the Company will cause the registration under the 1933 Act of the shares of common stock of the Company issued or issuable to the Shareholder upon exchange of the Exchangeable Shares held by the Shareholder (the "Registrable Securities"), provided that if at any time after giving written notice of its intention to register any of its shares of common stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such shares, the Company may, at its election, give written notice of such determination to the Shareholder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register the Registrable Securities in connection with such registration, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering the Registrable Securities for the same period as the delay in registering such other shares. The Company shall include in such registration statement all or any part of the Registrable Securities provided however that the Company shall not be required to register any of the Registrable Shares that are eligible for sale pursuant to Rule 144(k) of the 1933 Act. Notwithstanding any other provision in this Agreement, if the Company receives a comment from the SEC which effectively results in the Company having to reduce the number of shares of common stock being registered on such Registration Statement, then the Company may, in its sole discretion, reduce on a pro rata basis along with all other shares being registered the number of Registrable Securities to be included in such Registration Statement.

1.2          In connection with each Registration Statement described in Section 1.1 hereof, the Shareholder will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws. The Company may require the Shareholder to furnish to the Company a certified statement as to the number of shares of common stock beneficially owned by the Shareholder and the name of the person thereof that has voting and dispositive control over the Registrable Securities.

1.3          All fees and expenses incident to the performance of or compliance with the filing of the Registration Statement shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the OTC Bulletin Board or other exchange or quotation service on which the common stock of the Company is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) 1933 Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other persons retained by the Company in connection with the filing of the Registration Statement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the filing of the Registration Statement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange, if applicable. In no event shall the Company be responsible for any broker or similar commissions or, except to the extent provided for hereunder, any legal fees or other costs of the Shareholder.

1.4          The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Shareholder, and if applicable, its officers, directors, agents and employees, and each person who controls the Shareholder (within the meaning of Section 15 of the 1933 Act or Section 20 of the United States Securities Exchange Act of 1934 (the “1934 Act”)) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent, but only to the extent, that such untrue statements or omissions (i) are based solely upon information regarding the Shareholder furnished in writing to the Company by the Shareholder expressly for use therein, or to the extent that such information relates to the Shareholder or the Shareholder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by the Shareholder expressly for use in the Registration Statement, or in any amendment or supplement thereto, or (ii) are contained in an outdated or defective Registration Statement used by the Shareholder after the Company has notified the Shareholder in writing that the Registration Statement is outdated or defective.

1.5          The Shareholder shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) the Shareholder’s failure to comply with the prospectus delivery requirements of the 1933 Act, or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statements or omissions (i) are contained in any information so furnished in writing by the Shareholder to the Company specifically for inclusion in the Registration Statement, or (ii) are based solely upon information regarding the Shareholder furnished in writing to the Company by the Shareholder expressly for use therein, or (iii) are contained in information relating to the Shareholder or the Shareholder’s proposed method of distribution of Registrable Securities that was reviewed and expressly approved in writing by the Shareholder expressly for use in the Registration Statement or in any amendment or supplement thereto, or (z) the use by the Shareholder of an outdated or defective Registration Statement after the Company has notified the Shareholder in writing that the Registration Statement is outdated or defective. In no event shall the liability of the Shareholder hereunder be greater in amount than the dollar amount of the net proceeds received by the Shareholder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

1.6          If a claim for indemnification hereunder is unavailable to either the Company or the Shareholder (in each case, an "Indemnified Party or Indemnified Parties", as applicable) (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this section was available to such party in accordance with its terms. The parties hereto agree that it would not be just and equitable if contribution pursuant to this section were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this section, no Shareholder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Shareholder from the sale of the Registrable Securities subject to the proceeding exceeds the amount of any damages that the Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by the Shareholder.

2.	Governing Law

2.1          This Agreement is governed by the laws of the Province of British Columbia.

3.	Assignment

3.1          This Agreement may be assigned by the Shareholder to any person who purchases or otherwise acquires any of the Exchangeable Shares from the Shareholder.

4.	Severability

4.1          The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

5.	Entire Agreement

5.1          Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

6.	Counterparts

6.1          This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

7.	Notices

7.1          Any notice required or permitted to be given under this Agreement will be in writing and may be given by delivering, sending by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy, or sending by prepaid registered mail posted in Canada, the notice to the following address or number:

If to the Company:

CounterPath Solutions, Inc.

Suite 300 One Bentall Centre

505 Burrard Street

Vancouver, British Columbia, Canada, V7X 1M3

Facsimile No.:  604-320-3399

If to the Shareholder, at the address and facsimile number given on the execution pages hereof.

(or to such other address or number as any party may specify by notice in writing to another party).

7.2          Any notice delivered or sent by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy on a business day will be deemed conclusively to have been effectively given on the day the notice was delivered, or the transmission was sent successfully to the number set out above, as the case may be.

7.3          Any notice sent by prepaid registered mail will be deemed conclusively to have been effectively given on the third business day after posting; but if at the time of posting or between the time of posting and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

8.	Counterparts and Electronic Means

8.1          This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date first above written.

COUNTERPATH SOLUTIONS, INC.

Per:
Authorized Signatory

EXECUTED by the named Shareholder in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )

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EXECUTED by the named Shareholder in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )

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EXECUTED by the named Shareholder in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )

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CW1228042.3